EXHIBIT 4.1

THIS CERTIFIES THAT

VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

IS THE OWNER OF

COMMON STOCK COMMON STOCK

INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE

CUSIP 480829 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON

STOCK, $0.001 PAR VALUE, OF EARLE M. JORGENSEN COMPANY

transferable on the books of the Corporation by the holder of record hereof in person or by duly authorized attorney

upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the

Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(NEW YORK, NY) TRANSFER AGENT

AND REGISTRAR

BY:

AUTHORIZED OFFICER

EMJ

EARLE M. JORGENSEN COMPANY

For Value Received, hereby sell, assign and transfer unto

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were

written out in full according to applicable laws or regulations:

TEN COM

TEN ENT

JT TEN

as tenants in common

as tenants by the entireties

as joint tenants with right

of survivorship and not as tenants

in common

UNIF GIFT MIN ACT– Custodian

(Cust) (Minor)

under Uniform Gifts to Minors

Act

(State)

Additional abbreviations may also be used though not in the above list.

–

–

–

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Shares

Attorney

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND

WITH THE NAME AS WRITTEN UPON THE FACE OF THE

CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION

OR ENLARGEMENT, OR ANY CHANGE WHATEVER. NOTICE:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,

INCLUDING ZIP CODE, OF ASSIGNEE)

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the

Secretary of the Corporation or to the Transfer Agent.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE

GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND

CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),

PURSUANT TO S.E.C. RULE 17Ad-15.

Signature(s) Guaranteed:

EARLE M. JORGENSEN COMPANY

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,

STOLEN, MUTILATED OR DESTROYED, THE CORPORATION

WILL

REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE

ISSUANCE OF A REPLACEMENT CERTIFICATE.